DELAWARE VIP TRUST

Delaware VIP High Yield Series
Delaware VIP Strategic Income Series

(each a "Series")

Supplement to Prospectuses dated May 1, 2002

The following replaces the information in the section of the Prospectuses entitled "Portfolio managers" under "How we manage the Series" for each Series:

Delaware VIP High Yield Series

Portfolio managers
Timothy L. Rabe has primary responsibility for making day-to-day investment decisions for Delaware VIP High Yield Series. In making investment decisions for the Series, Mr. Rabe regularly consults with Jude T. Driscoll.

Timothy L. Rabe, Vice President/Portfolio Manager, received a bachelor's degree in finance from the University of Illinois. Prior to joining Delaware Investments in 2000, Mr. Rabe was a high-yield portfolio manager for Conseco Capital Management. Before that, he worked as a tax analyst for The Northern Trust Company. He is a CFA charterholder. Mr. Rabe assumed primary responsibility for making day-to-day investment decisions for the Series effective July 2002.

Jude T. Driscoll, Executive Vice President/Head of Fixed Income, received a bachelor's degree in Economics from the University of Pennsylvania. Prior to joining Delaware Investments in 2000, Mr. Driscoll was Senior Vice President, Director of Fixed-Income Process at Conseco Capital Management, where he managed bank loan, high-yield and general insurance portfolios. He previously held management positions at NationsBanc Montgomery Securities and Goldman Sachs & Co.

Delaware VIP Strategic Income Series

Portfolio managers
Paul Grillo and Timothy L. Rabe have primary responsibility for making investment decisions and allocating assets among the fixed-income and equity sectors for the Delaware VIP Strategic Income Series. Mr. Grillo has primary responsibility for making day-to-day investment decisions for the Series regarding its investments in investment grade securities. Mr. Rabe has primary responsibility for making day-to-day investment decisions for the Series regarding its investments in the high-yield sector. In making investment decisions for the Series, Mr. Rabe and Mr. Grillo regularly consult with Jude T. Driscoll.

Paul Grillo, Vice President/Senior Portfolio Manager, holds a BA in Business Management from North Carolina State University and an MBA in Finance from Pace University. Prior to joining Delaware Investments in 1993, he served as mortgage strategist and trader at the Dreyfus Corporation. He also served as a mortgage strategist and portfolio manager for the Chemical Investment Group and as financial analyst at the Chemical Bank. Mr. Grillo is a CFA charterholder. Mr. Grillo has been a member of Delaware VIP Strategic Income Series' management team since its inception.

Timothy L. Rabe, Vice President/Portfolio Manager, received a bachelor's degree in finance from the University of Illinois. Prior to joining Delaware Investments in 2000, Mr. Rabe was a high-yield portfolio manager for Conseco Capital Management. Before that, he worked as a tax analyst for The Northern Trust Company. He is a CFA charterholder. He assumed primary responsibility for making day-to-day investment decisions effective July 2002.

Jude T. Driscoll, Executive Vice President/Head of Fixed Income, received a bachelor's degree in Economics from the University of Pennsylvania. Prior to joining Delaware Investments in 2000, Mr. Driscoll was Senior Vice President, Director of Fixed-Income Process at Conseco Capital Management, where he managed bank loan, high-yield and general insurance portfolios. He previously held management positions at NationsBanc Montgomery Securities and Goldman Sachs & Co.

Christopher A. Moth and Joanna Bates have primary responsibility for making day-to-day investment decisions for Delaware VIP Strategic Income Series regarding its investments in foreign securities. In making investment decisions for the Series, Mr. Moth and Ms. Bates regularly consult with David G. Tilles and four global fixed-income team members.

Christopher A. Moth, Director/Chief Investment Officer, Global Fixed Income and Currency of Delaware International Advisers Ltd., is a graduate of The City University London. He joined Delaware International Advisers Ltd. in 1992. He previously worked at the Guardian Royal Exchange in an actuarial capacity where he was responsible for technical analysis, quantitative models and projections. Mr. Moth has been awarded the certificate in Finance and Investment from the Institute of Actuaries in London. At Delaware International Advisers Ltd., he has been a key contributor in developing the fixed-income product and establishing in-house systems to control and facilitate the investment process. Mr. Moth became Co-Manager of the Series in July 1999.

Joanna Bates, Senior Portfolio Manager of Delaware International Advisers Ltd., is a graduate of London University. She joined the Fixed Income team at Delaware International Advisers Ltd. in June 1997. Prior to that she was Associate Director, Fixed Interest at Hill Samuel Investment Management Ltd. which she joined in 1990. She had previously worked at Fidelity International and Save & Prosper as a fund manager and analyst for global bond markets. Ms. Bates is an associate of the Institute of Investment Management and Research. Ms. Bates became Co-Manager of the Series in July 1999.

David G. Tilles, Managing Director/Chief Investment Officer of Delaware International Advisers Ltd., was educated at the Sorbonne, Warwick University and Heidelberg University. Prior to joining Delaware International Advisers Ltd. in 1990 as Managing Director and Chief Investment Officer, he spent 16 years with Hill Samuel Investment Management Group in London, serving in a number of investment capacities. His most recent position prior to joining Delaware International Advisers Ltd. was Chief Investment Officer of Hill Samuel Investment Management Ltd.

This Supplement is dated July 24, 2002.